UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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The Phoenix Edge Series Fund

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THE PHOENIX EDGE SERIES FUND

155 Federal Street

Boston, Massachusetts 02110

June 29, 2010

Dear Contractowner:

As discussed in more detail in the enclosed Information Statement, Morgan Stanley & Co. Incorporated (“Morgan Stanley”), the parent company of Morgan Stanley Investment Management Inc., d/b/a Van Kampen (“Van Kampen”), entered into an agreement to sell certain portions of its retail asset management business, including the business units of Van Kampen that subadvised the Phoenix Comstock Series and Phoenix Equity 500 Index Series (collectively, the “Series”), each a series of The Phoenix Edge Series Fund (the “Fund”), to Invesco Ltd.

Effective at the close of business on June 1, 2010, Invesco Advisers, Inc. (“Invesco”) became the subadvisor to the Series under newly executed subadvisory agreements (the “New Subadvisory Agreements”).

Phoenix Variable Advisors, Inc. (“PVA”), the investment advisor to the Series, and the Fund have been granted an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund’s Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided in the Information Statement. This Information Statement is being sent to shareholders on or about June 29, 2010.

You have invested in shares of one or both of the Series through your variable life insurance policy and/or your variable annuity contract, issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, or Phoenix Life and Annuity Company. PVA and the Fund are providing you with the enclosed Information Statement to inform you about the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

Sincerely,

Philip K. Polkinghorn

President

INFORMATION STATEMENT

THE PHOENIX EDGE SERIES FUND

155 Federal Street

Boston, Massachusetts 02110

The Phoenix Edge Series Fund (the “Fund”) is a mutual fund trust that serves as an investment vehicle for variable life insurance policies and variable annuity contracts (collectively, “Contracts”) issued by the separate accounts of Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company (“PLAC”) (collectively, “Phoenix”) to owners of the Contracts (“Contractowners”). Phoenix is the sole shareholder of record of the Fund. Some or the entire portion of your Contract is invested in shares of one or more series of the Fund.

The Fund is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund has 17 separate investment portfolios, including the Phoenix Comstock Series (“Comstock”) and the Phoenix Equity 500 Index Series (“Equity 500”) (collectively, the “Series”). Phoenix Variable Advisors, Inc. (“PVA”) acts as the investment advisor to the Series and is located at One American Row, Hartford, CT 06103-2899.

Morgan Stanley & Co. Incorporated (“Morgan Stanley”), the parent company of Morgan Stanley Investment Management Inc., d/b/a Van Kampen (“Van Kampen”), entered into an agreement to sell certain portions of its retail asset management business, including the business units that subadvised, under the Van Kampen name, Comstock and Equity 500, each a series of the Fund to Invesco Ltd. (the “Transaction”). As a result of the sale of the Van Kampen business to Invesco, the previous subadvisory agreements under which Van Kampen provided investment subadvisory services to the Series automatically terminated upon the completion of the Transaction.

Effective at the close of business on June 1, 2010, Invesco Advisers, Inc. (“Invesco”) became the subadvisor to the Series under newly executed subadvisory agreements. Invesco’s principal place of business is located at 11 Greenway Plaza, Suite 2500, Houston, Texas, 77046.

Phoenix Variable Advisors, Inc. (“PVA”), the investment advisor to the Series, and the Fund have been granted an exemptive order (the “Order”) from the SEC that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund’s Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about June 29, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TRANSACTION

At a regular meeting of the Fund’s Board of Trustees (“Board”) held on March 3-4, 2010, PVA reported to the Board that the Subadvisory Agreement dated May 1, 2006 for Comstock and the Subadvisory Agreement dated September 1, 2006, and amended October 1, 2007 and December 1, 2008 for Equity 500 between Van Kampen and PVA, under their terms of assignment, would terminate when the Transaction was completed. The sale of the Van Kampen asset management business would occur at the close of business on June 1, 2010 (the “Closing Date”). At the meeting, the Board approved the termination of the Subadvisory Agreements between PVA and Van Kampen with respect to Comstock (“Comstock Old Subadvisory Agreement”) and Equity 500 (“Equity 500

Old Subadvisory Agreement”) (together, the “Old Subadvisory Agreements”) to be effective on the Closing Date. The Board approved the appointment of Invesco as the successor subadvisor for Comstock and Equity 500. The Board approved the compensation payable under the new subadvisory agreements between PVA and Invesco to be effective on the Closing Date (the “Phoenix Comstock Series Subadvisory Agreement” and “Phoenix Equity 500 Index Series Subadvisory Agreement”; together, the “New Subadvisory Agreements”). Copies of the New Subadvisory Agreements are attached as Exhibits A and B to this Information Statement.

Each New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Fund (“Disinterested Trustees”).

Contractowners who have directed the allocation of their investment to a subaccount corresponding to a Series will receive this Information Statement. Subject to the Fund’s Disruptive Trading policy designed to discourage and prevent market timing and excessive trading by investors, which can be harmful to other investors of the Fund’s Series, Contractowners may at any time elect to transfer their investment into any other subaccount available through their Contracts without other restrictions.

THE OLD SUBADVISORY AGREEMENTS

Comstock

Under the Comstock Old Subadvisory Agreement between PVA and Van Kampen, dated May 1, 2006, Van Kampen provided portfolio management services for Comstock. The annual rate of fees paid to Van Kampen by PVA (not by the Series) was 0.35% on the average daily net assets in Comstock. The advisory fee paid to PVA by the Series was 0.70% on the first $250 million of Series assets; 0.65% on the next $250 million of Series assets; and 0.60% on the Series assets in excess of $500 million of the average daily net assets in Comstock.

Under the Comstock Old Subadvisory Agreement, Van Kampen provided a continuous investment program to Comstock, including making decisions regarding the purchase, retention or disposition of securities or other assets that Comstock may have owned or contemplated acquiring from time to time. All services under the Comstock Old Subadvisory Agreement must have been provided in accordance with the Fund’s Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Comstock as disclosed in the Fund’s registration statement on file with the SEC, as amended from time to time.

Equity 500

Under the Equity 500 Old Subadvisory Agreement between PVA and Van Kampen dated September 1, 2006, and amended October 1, 2007 and December 1, 2008, Van Kampen provided portfolio management services for Equity 500. The annual rate of fees paid to Van Kampen by PVA (not by the Series) was 0.10% on the first $100 million of the average daily net assets and 0.085% on average net assets in excess of $100 million in Equity 500. The advisory fee paid to PVA by the Series was 0.30% of the average daily net assets in Equity 500.

Under the Equity 500 Old Subadvisory Agreement, Van Kampen provided a continuous investment program to Equity 500, including making decisions regarding the purchase, retention or disposition of securities or other assets that Equity 500 may have owned or contemplated acquiring from time to time. All services under the Equity 500 Old Subadvisory Agreement must have been provided in accordance with the Fund’s Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of Equity 500 as disclosed in the Fund’s registration statement on file with the SEC, as amended from time to time.

Van Kampen had the exclusive authority to manage the investment and reinvestment of the assets of the respective Series, subject to the discretion and control of PVA and the Board. Van Kampen provided an investment program for Comstock and Equity 500 consistent with each Series’ investment objectives, based upon the development, review and adjustment of the investment policies approved from time to time by the Board and

PVA in consultation with Van Kampen. Van Kampen agreed to use its best professional judgment to make investment decisions for its respective Series in accordance with the terms of the Old Subadvisory Agreements.

Unless instructed otherwise by PVA, Van Kampen had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by Van Kampen for the Series, which may have included brokers or dealers affiliated with Van Kampen. Van Kampen used its best efforts to obtain the best execution of transactions at prices that were advantageous to the respective Series and at commission rates that were reasonable in relation to the benefits received. Van Kampen may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by Van Kampen. Van Kampen may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if it had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the respective Series and other accounts over which the subadvisor exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by Van Kampen in managing Comstock and Equity 500 but may have been allocated among other accounts, as appropriate.

For the Series’ fiscal year ended December 31, 2009, the fees paid to PVA net of the reimbursements under the expense limitation agreement discussed below, as applicable, or, as a result of such reimbursements, the net amount paid by PVA to each Series, were as follows:

Series	Amount Paid to PVA
Comstock [1]	$305,000
Equity 500 [1]	$181,000

1 The Fund entered into an expense limitation agreement with PVA whereby PVA had agreed to reimburse Comstock and Equity 500 for expenses necessary or appropriate for the operation of Comstock and Equity 500 (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of Comstock’s average net assets and 0.20% of Equity 500’s average net assets. This expense limitation agreement is effective at this rate as of April 30, 2009, and will continue through at least April 30, 2011 to the extent expenses exceed 0.25% of Comstock’s average net assets and 0.20% of Equity 500’s average net assets.

The subadvisory fees paid by PVA to Van Kampen, respectively, for the fiscal year ended December 31, 2009 were as follows:

Series	Amount Paid by PVA to Van Kampen
Comstock	$152,352.08
Equity 500	$60,268.70

The Old Subadvisory Agreements remained in full force and effect only so long as their continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreements could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by PVA, Van Kampen, the Trustees, or the vote of a majority of the outstanding voting securities of a Series upon sixty days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Comstock Old Subadvisory Agreement and the Equity 500 Old Subadvisory Agreement were considered for renewal and last approved by the Board at a meeting held on November 16-17, 2009.

THE NEW SUBADVISORY AGREEMENTS

The New Subadvisory Agreements between PVA and Invesco provide that Invesco will provide a continuous investment program to each Series. The monthly subadvisory fees payable to Invesco by PVA, not by each Series, is set forth in the table below:

Series	Subadvisory Fee Payable to Invesco
Comstock	0.35% on the average daily net assets
Equity 500	0.10% on the first $100 million of average daily net assets 0.085% on average daily net assets over $100 million

There are no differences between the Old and New Subadvisory Agreements except the change in dates and the subadvisor, Invesco.

The advisory fees paid to PVA by the Series are set forth below:

Series	Advisory Fee Paid by the Series to PVA
Comstock	0.70% on the first $250 million of Series assets 0.65% on the next $250 million of Series assets 0.60% on the Series assets over $500 million
Equity 500	0.30% of the Series assets

The fees are calculated daily and paid monthly. As of December 31, 2009, the asset size of Comstock was $46.6 million and the asset size of Equity 500 was $64.6 million.

The fees paid under the Old Subadvisory Agreements for the last fiscal year are identical to what would have been paid if the New Subadvisory Agreements would have been in effect over that time period.

The services provided by Invesco under the New Subadvisory Agreements do not differ materially in nature from the services that were provided previously by Van Kampen under the Old Subadvisory Agreements. In this regard, under the New Subadvisory Agreements, Invesco will provide the same investment subadvisory services to the Series, including making decisions regarding the purchase, retention or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreements must be provided in accordance with the Funds’ Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Funds’ registration statement on file with the SEC, as amended from time to time.

Invesco will continue to have the exclusive authority to manage the investment and reinvestment of assets of the Series, subject to the discretion and control of PVA and the Board. Invesco will continue to provide an investment program for each Series consistent with each Series’ investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA, in consultation with Invesco. Invesco has agreed to use its best professional judgment to make investment decisions for each of the Series in accordance with the terms of the New Subadvisory Agreements.

Unless otherwise instructed by PVA, Invesco will place all orders for the purchase and sale of investments for each Series with brokers or dealers selected by Invesco. Invesco has been instructed to use its best efforts to obtain best execution of transactions at prices that are advantageous to each Series and at commission rates that are reasonable in relation to the benefits received. Invesco may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Invesco. Invesco may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if Invesco determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for each Series and other accounts over which Invesco exercises investment discretion. Not all research or other services or products provided by brokers or dealers that were generated with Series commissions will necessarily be used by Invesco in managing the two Series, but may be allocated among other accounts, as appropriate. Furthermore, Invesco agrees to make its officers and employees available from time to time to consult with officers and employees of PVA to review the investment policies and investment affairs of each Series and to report to PVA and the Fund’s Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the portfolio management.

Unless terminated, the New Subadvisory Agreements will remain in full force and effect until December 31, 2011, and thereafter, only so long as their continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

BOARD CONSIDERATIONS

At the March 3-4, 2010 Board meeting, PVA reported to the Board that Morgan Stanley, the parent company of Van Kampen, entered into an agreement to sell certain portions of its retail asset management business, including the portion that subadvised, under the Van Kampen name, Comstock and Equity 500 to Invesco Ltd. As a result of the assignment of the business from Morgan Stanley to Invesco Ltd., the previous subadvisory agreements under which Van Kampen provided investment subadvisory services to the Series automatically terminated upon the completion of the Transaction.

The Board, including a majority of the Disinterested Trustees, approved the proposal to terminate the Old Subadvisory Agreements between Van Kampen and PVA as of the Closing Date. The Board then approved the appointment of Invesco as successor subadvisor for Comstock and Equity 500, and approved the compensation payable under the New Subadvisory Agreements between PVA and Invesco, all to be effective on the Closing Date.

Members of Invesco’s senior management personnel attended the Board meeting where a number of issues, including Invesco’s history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed.

The Board considered the overall nature, extent, and quality of the services to be provided by Invesco and whether the cost to PVA of these services would be reasonable. The Board considered the economic viability of Invesco and was satisfied that the financial statements of Invesco indicated it was sufficiently capitalized. The Board also considered the investment performance of Invesco with respect to its investment management of the Series.

The Board noted that the fees under the New Subadvisory Agreements would be paid by PVA out of the advisory fees that it receives under its Advisory Agreements with the Fund, and not by the Series. For this reason, the expected profitability to Invesco related to its relationship with each Series or the potential economies of scale with respect to Invesco’s advice to the Series were not material factors in the Board’s deliberations. Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreements were favorable for shareholders because shareholders could benefit from the continued management of the Series’ assets by the same investment teams at Invesco.

After considering all of the information presented, based on the qualifications of Invesco’s personnel and the performance of the Series for which Invesco has previously provided investment advice, the Board concluded that the nature, quality and cost of services to be provided to each Series by the subadvisor were reasonable and in the best interest of each of the Series and their shareholders and approved the proposals.

THE ORDER

The Fund and PVA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Fund and PVA to enter into, and materially amend, subadvisory agreements without shareholder approval. Therefore, the Fund and PVA have the right, subject to prior approval by the Board, to hire, terminate, and replace subadvisors without the approval of the shareholders of the Series, including, without limitation, to replace or reinstate any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Board. The Order requires that shareholders of a Series be provided with an information statement such as this one within 90 days of any change in subadvisors.

DISCLOSURE REGARDING VOTING SECURITIES

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund Contracts issued by PLIC, PHL Variable and PLAC. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) that correspond to a series of the Fund. The subaccounts, in turn, invest in shares of a corresponding series. Not all series may be offered through a particular Contract. No one person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of a series. Outstanding shares of beneficial interest of a series beneficially owned under a contract or policy by the Trustees and the executive officers of the Fund, as a group, is less than 1%.

ADDITIONAL INFORMATION

Invesco and its affiliates had approximately $423 billion in assets under management as of December 31, 2009. None of the directors or officers of Invesco is a Trustee or officer of the Fund. There are no Fund Trustees who are party to any material transactions, directly or indirectly, to which the subadvisor to the Series was or is a party. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Series under the New Subadvisory Agreements.

Comstock will be managed by Invesco’s U.S. Value Strategy Team and the Multi-Cap Value Team. Portfolio Managers on the team jointly and primarily responsible for the day-to-day management of the Series are as follows:

Kevin C. Holt, CFA

Lead Manager

Mr. Holt, recently designated as lead manager, has been a portfolio manager for the U.S. Value strategy with Invesco and/or its affiliates since June 2010. Mr. Holt joined Van Kampen in 1999 and has had investment experience since 1989. Prior to joining Van Kampen, Mr. Holt was a senior research analyst at Strong Capital Management. Previously, Mr. Holt was a portfolio manager / research analyst at Citibank Global Asset Management. Mr. Holt began his career as a senior financial analyst for Harris Trust and Savings Bank. Mr. Holt received a bachelor’s degree from the University of Iowa and an M.B.A. from The University of Chicago Graduate School of Business. Mr. Holt holds the Chartered Financial Analyst designation. Mr. Holt is a member of the CFA Institute and the Houston Society of Financial Analysts.

Matthew Seinsheimer

Portfolio Manager

Mr. Seinsheimer has been associated with Invesco and/or its affiliates since 2000. Mr. Seinsheimer began his investment career in 1992 as a fixed-income trader at Neuberger & Berman. In 1995, he joined American Indemnity Co., where he served as a portfolio manager on both fixed-income and equity portfolios. Mr. Seinsheimer joined Invesco as a senior analyst in 1998 and assumed his current responsibilities in 2000. Mr. Seinsheimer has a BA from Southwestern Methodist University and an MBA from The University of Texas at Austin.

Equity 500 will be managed by Invesco’s Global Asset Allocation Team and the Systematic Strategies Team. Portfolio Managers on the team jointly and primarily responsible for the day-to-day management of the Series are as follows:

Glenn Murphy, CFA

Portfolio Manager

Mr. Murphy has been associated with Invesco and/or its affiliates since 1995. Mr. Murphy joined Invesco in 1995 as a portfolio administrator and became a portfolio manager in 1998. Prior to joining Invesco, he was a manager in the fund accounting department at The Boston Company. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and a Master of Science degree in finance from Boston College. He is a CFA charterholder and a member of the Boston Security Analysts Society.

Anne Unflat

Portfolio Manager

Ms. Unflat has been associated with Invesco and/or its affiliates since 1988. Ms. Unflat began her investment career in 1988 in the Investment Technology Group at Citigroup Investment Management, Inc., a predecessor of Invesco’s Structured Properties group. Ms. Unflat earned a BA from Queens College and an MBA from St. John’s University.

Daniel Tsai

Portfolio Manager

Mr. Tsai has been associated with Invesco and/or its affiliates since 2000. Prior to joining Invesco, Mr. Tsai worked for Ford Motor Co., which he joined in 1993 as a senior software developer and project leader. Previously, he was a project manager/systems manager from 1990 to 1993 at Optimal CAE, Inc, a consulting firm serving the auto industry. Mr. Tsai earned a BS from National Taiwan University and a MS degree in mechanical engineering from University of Michigan. He also earned a MS degree in computer science from Wayne State University.

Merrill Martin

Portfolio Manager

Mr. Martin has been associated with Invesco and/or its affiliates since 2007. He began his career in 2006 with Greenbaum and Orecchio, Inc., a private wealth management company in northern New Jersey. Mr. Martin earned a BS in finance and marketing from Seton Hall University.

Listed below are the names of the principal executive officers and each director of Invesco. None are Trustees or officers of the Fund.

Name	Position with Subadvisor & Principal Occupation	Position with the Fund
Hartley, David, Alexander	Treasurer and Chief Accounting Officer	None
Kupor, Jeffrey, Howard	Senior Vice President	None
Spillane, Todd, Lawrence	Chief Compliance Officer and Sr. VP	None
Armour, Gregory, Mark	Director, Co-President & Co-Chief Executive Officer	None
Carome, Kevin, Michael	Director & Secretary	None
Starr, Loren, Michael	Director & Chief Financial Officer	None
Taylor, Philip	Director, Co-President & Co-Chief Executive Officer	None
Rejsek, Lance, Allen	Anti-Money Laundering Compliance Officer	None
Lege, Annette, Janecka	Controller	None
Cronin, Michael, Kevin	Senior Vice President	None
Holland, Kirk, Frederick	Senior Vice President	None
Kelley, Karen, Dunn	Senior Vice President	None
Schmidt, Leslie, Ann	Senior Vice President	None
Schlossberg, Andrew, Ryan	Senior Vice President	None
Wendler, Gary, Kevin	Senior Vice President	None
Zerr, John, Mark	Senior Vice President	None
Meyer, Frederick, Robert	Senior Investment Officer	None
Ridley, David, Alan	Senior Vice President	None
Warren, David, Colvin	Senior Vice President	None

The following table provides information for the other mutual funds.

Name of Other Investment Company	Net Assets (000)**	Rate of Compensation	Amount of Waived/Reduced compensation (Indicate “NA” if not applicable)
Met Investor Series Trust – Van Kampen Comstock	$1,289	0.40% first $250 million 0.375% $250 to $500 million 0.35% $500 mm to $1 billion 0.275% thereafter	N/A
Pacific Life Fund – PL Comstock Fund	$116	0.35% on the first $2 billion, 0.32% on the next $1 billion, and 0.30% in excess of $1 billion
Pacific Select Fund – Comstock Portfolio	$2,110	0.35% on the first $2 billion, 0.32% on the next $1 billion, and 0.30% in excess of $1 billion	N/A

Name of Other Investment Company	Net Assets (000)**	Rate of Compensation	Amount of Waived/Reduced compensation (Indicate “NA” if not applicable)
EQ Advisors Trust – EQ/Van Kampen Comstock Portfolio	$248	0.40% up to and including $250 million; 0.375% over $250 million and up to and including $500 million; 0.35% over $500 million and up to and including $1 billion 0.275% in excess of $1 billion.	N/A
ING Van Kampen Comstock Portfolio	$306	0.40% first $250 million 0.375% next $250 mm 0.35% next $500mm 0.275% on assets over $1 billion	N/A
Nationwide Variable Insurance Trust – Van Kampen NVIT Comstock Value Fund	$150	0.35% up to $50 million 0.30% over $50 million but less than $250 million 0.25% over $250 million but less than $500 million 0.20% over $500 million	N/A
FDP Series, Inc. – Van Kampen Value FDP Fund	$106	0.35% on all assets	N/A
Invesco Van Kampen Comstock Fund (1)	$8,271 (2)	0.50% first $1 billion 0.45% next $1 billion 0.40% next $1 billion 0.35% thereafter	Invesco, as the adviser to the Fund, has agreed to waive its advisory fees or reimburse expenses of the fund to the extent necessary so that the fund may maintain its total operating expenses for Class A shares at 0.89%
Invesco Van Kampen V.I. Comstock Fund (1)	$2,317 (2)	0.60% first $500 mm 0.55% thereafter	Invesco, as the adviser to the Fund, has agreed to waive its advisory fees or reimburse expenses of the fund to the extent necessary so that the fund may maintain its total operating expenses for Series I shares at 0.62%
Invesco Van Kampen S&P 500 Index Fund (1)	$579 (2)	0.120% first $2 billion 0.100% in excess of $2 billion	N/A
Invesco Van Kampen V.I. S&P 500 Index Fund (1)	$130 (2)	0.120% first $2 billion 0.100% in excess of $2 billion	Invesco, as the adviser to the Fund, has agreed to waive its advisory fees or reimburse expenses of the fund to the extent necessary so that the fund may maintain its total operating expenses for Series I shares at 0.28%

** Net assets as of 12/31/09 in millions.

(1) Invesco commenced managing the fund effective as of the closing date of the Transaction on June 1, 2010.

(2) The figure contained in the table reflects the net assets of the applicable predecessor fund, which merged into its corresponding shell fund on the Invesco Fund platform effective June 1, 2010.

PVA is wholly-owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06102. PM Holdings, Inc. owns 100% of PVA’s voting securities. PM Holdings, Inc. is wholly-owned by PLIC, located at One American Row, Hartford, Connecticut 06102. PLIC owns 100% of PM Holdings, Inc.’s voting securities.

PLIC is wholly-owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06103. The Phoenix Companies, Inc. owns 100% of PLIC’s voting securities. PLIC serves as the shareholder servicing agent to the Fund, and was paid $42,419 by the Fund on behalf of Comstock and $58,518 by the Fund on behalf of Equity 500 during the last fiscal year for performing those services. Phoenix Equity Planning Corporation (“PEPCO”) served as underwriter and distributor to all series of the Fund for the last year. PEPCO is located at 610 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462. PEPCO provided these services as an affiliate and as such was not directly compensated.

For the year ended December 31, 2009, Comstock paid $35,486 in brokerage commissions and Equity 500 paid $14,359 in brokerage commissions. The Series did not use any affiliated broker dealers to complete portfolio trades.

SHAREHOLDER REPORTS

Copies of the Fund’s annual report for the fiscal year ended December 31, 2009 will be furnished without charge upon request. Any such request should be directed to Phoenix Variable Products Mail Operations by calling (800) 541-0171, or by writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027.

HOUSEHOLDING OF MATERIALS

The Fund sent only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address, unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order to terminate the Old Subadvisory Agreements and to approve the New Subadvisory Agreements without a shareholder meeting.

Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah

Phoenix Life Insurance Company

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees,

Kathleen A. McGah

Vice President, Chief Legal Officer,

Counsel and Secretary

Hartford, Connecticut

June 29, 2010

EXHIBIT A

SUBADVISORY AGREEMENT

THE PHOENIX EDGE SERIES FUND

PHOENIX COMSTOCK SERIES

INVESCO ADVISERS, INC.

11 Greenway Plaza, Suite 2500

Houston, TX 77046

AGREEMENT made as of the 1st day of June, 2010 between Phoenix Variable Advisors, Inc. (the “Advisor”), a corporation organized under the laws the State of Delaware, and Invesco Advisers, Inc. (the “Subadvisor”), a corporation organized under the laws of the State of Delaware.

WHEREAS, The Phoenix Edge Series Fund (the “Fund”) is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the “1940 Act”); and

WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Comstock Series (previously known as Phoenix-Van Kampen Comstock Series) (the “Designated Series”); and

WHEREAS, the Advisor has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Designated Series; and

WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the “Trustees”), to retain Subadvisor to furnish portfolio management services for the Designated Series; and

WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1.	Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as discretionary subadvisor with regard to the assets of the Designated Series (the “Assets”), subject to the terms and conditions set forth in this Agreement.

2.	Acceptance of Employment; Standard of Performance. The Subadvisor accepts its engagement as a discretionary subadvisor of the Designated Series and agrees to use its best professional judgment to make investment decisions and provide related services for the Designated Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor’s performance of its duties and obligations pursuant to this Agreement.

3.

Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the securities and other similar assets of the Designated Series entrusted to it under this

Agreement, including the purchase, retention, and disposition of such securities and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

(a)    At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus and statement of additional information, as amended or supplemented from time to time (collectively, the “Prospectus”); (ii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules and regulations thereunder; (iii) all other applicable federal and state laws, as each may be amended from time to time; and (iv) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the “Investment Requirements”).

(b)    The Subadvisor shall furnish a continuous investment program and shall, in its discretion, determine what portfolio investments will be purchased, retained, or sold by the Designated Series in conformity with the Prospectus and other Investment Requirements.

(c)    The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Designated Series in accordance with this Agreement.

(d)    The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund’s behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Designated Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

(e)    The Subadvisor shall not, without the Advisor’s prior written approval, effect any transaction or take any action that would cause the Designated Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Designated Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

(f)    The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

(g)    The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

(h)    The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Designated Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4.

Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Designated Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the “Custodian Agreement”), of all cash and/or securities and/or other property due to or from the Designated Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as expressly stated herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, and such other records relating to the services the Subadvisor provides under this Agreement as may reasonably be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor’s right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

6.	Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadvisor on behalf of the Designated Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

(a)    The Subadvisor shall at all times seek “best-execution”, as defined in Section 28(e)(1) of the Securities Exchange Act of 1934, as amended, (the “1934 Act”).

(b)    The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Designated Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

(c)    In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadvisor’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide “best-execution” on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the “brokerage and research services,” as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets, except as permitted by applicable Rule 12d3-1 under the 1940 Act. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

(a)    Office facilities, including office space, furniture and equipment utilized by the Subadvisor’s employees in the fulfillment of its duties and obligations under this Agreement; and

(b)    Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9.	Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10.	Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund or the Advisor, which includes any error of judgment, or any diminution in value of the investment portfolio of the Designated Series, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Subadvisor’s willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.	Indemnification.

(a)    The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who “controls” the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees and costs) suffered by Subadvisor arising from, or connected with, (i) the Advisor’s breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor’s duties and obligations under this Agreement, (iii) the operation of the Designated Series or the Fund, or the distribution of shares of the Designated Series or the Fund, (iv) the performance, non-performance or omission of any third-party service provider to the Designated Series or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund’s registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund’s registration statement. The Advisor acknowledges and agrees that the Subadvisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Designated Series or that the Designated Series will perform comparably with any standard or index, including other clients of the Subadvisor, whether public or private.

In no case shall the Advisor’s indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)    The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who “controls” the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees and costs) suffered by Advisor arising from or connected with (i) the Subadvisor’s breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor’s duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund’s registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund’s registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

In no case shall the Subadvisor’s indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.	Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13.	No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14.

Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Designated Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this

Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15.	Assignment. This Agreement shall terminate automatically in the event of its “assignment,” as that term is defined in Section 2(a)(4) of the 1940 Act.

(a)    To the extent consistent with applicable law the Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 202 of the Advisers Act and Section 2(a)(4) of the 1940 Act will occur and to take the steps necessary under applicable law and regulation. The Subadvisor will be liable to the Fund and the Advisor for all direct and indirect costs as defined below resulting from a change of control of the Subadvisor, which causes an assignment, as such terms are defined under the 1940 Act and the Advisers Act. Such costs are agreed to include reimbursement of reasonable costs associated with distributing an information statement to existing shareholders in the Designated Series as required by the terms of the manager-of-managers exemptive relief previously obtained by the Advisor of the Fund or a proxy statement to existing shareholders in the Designated Series. In addition the Subadvisor agrees to reimburse the Fund for costs associated with printing and mailing any prospectus supplements required to be distributed to existing shareholders to the Designated Series by the 1940 Act, or rules or exemptive relief thereunder, as a result of the Subadvisor’s change of control. The Advisor agrees to make such determination of a change of control or assignment in good faith and to make every effort to mitigate costs.

(b)    Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Manager or Subadvisor except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder. The Subadvisor may perform its services through its employees or officers or agents, and the Advisor shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Designated Series shall perform the portfolio management duties described therein until the Subadvisor notifies the Advisor that one or more other employees or officers or agents identified in such notice shall assume such duties as of a specific date.

(c)    The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16.	Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

(a)    It is registered as an “investment advisor” under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

(b)    It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)    It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)    It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(e)    It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)    It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(g)    It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the “Code of Ethics”). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) or as required by law.

(h)    It will use all necessary efforts to manage the Designated Series so that it will satisfy the diversification and minimum “good income” requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

(i)    It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the “Commission”) on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

(j)    It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor’s duties and obligations under this Agreement.

(k)    It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Designated Series in accordance with the requirements thereunder.

(l)    It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Designated Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor’s or Subadvisor’s performance of its respective obligations hereunder; subject, however, to the Subadvisor’s right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

(m)    It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

(n)    The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule E attached hereto and made a part hereof.

(o)    It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadvisor’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor’s policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund’s compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Designated Series.

17.	Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

(a)    It is registered as an “investment advisor” under the Advisers Act.

(b)    It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)    It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)    It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

(e)    It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)    It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Subadvisor’s duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

(g)    It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18.	Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

(a)    The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

(b)    The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

(c)    The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund’s legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19.	Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

(a)    Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor’s code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of Designated Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Designated Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Designated Series investment program, including, without limitation, analyses of Designated Series performance;

(b)    Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the portfolio management of the Designated Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor’s code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

(c)    The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund’s independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

In addition, the Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund’s registration statement.

20.	Proxies. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets of the Designated Series, such costs to be borne by the Subadvisor except as limited in this paragraph below. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the Subadvisor’s proxy voting policy as provided in writing to the Advisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Subadvisor will vote proxies in the best interests of clients consistent with the Subadvisor’s Client Proxy Standard, as defined and disclosed in the proxy voting policy. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with annual proxy voting reports containing a record of votes cast containing all of the voting information required to be filed on Form N-PX pursuant to Rule 30b1-4 under the Act, such proxy voting reports to be provided in the standard format provided by the Subadvisor’s proxy administrator and research provider. In the event the Advisor or Fund desires any customization or alteration of the standard format of proxy voting reports as provided by the Subadvisor’s proxy administrator and research provider, any additional cost incurred as a result of such customization or alteration shall be borne by the Advisor or the Fund.

21.	Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Designated Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor, provided, however, that the parties understand that the Subadvisor is not the Fund’s valuation agent and that any information provided by the Subadvisor pursuant to this paragraph is for informational purposes only.

22.	Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2011 and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24.	Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Advisor:	PHOENIX VARIABLE ADVISORS, INC. One American Row Hartford, Connecticut Attn: Doreen A. Bonner Telephone: (860) 403-5456 Facsimile: (860) 403-5262 Email: Doreen.Bonner@phoenixwm.com

If to the Subadvisor:	Invesco Advisers, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046 Attn: General Counsel Telephone: 713 626 1919 Facsimile: 713 993 9185 Email: j.lallande@invesco.com

25.	Termination. This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 14 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days’ written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

26.

Use of Invesco and Other Proprietary Names. The Subadvisor hereby authorizes the Advisor to use the branded name “Invesco” in the Fund’s Prospectus and Statement of Additional Information, as well as in any advertisement or sales literature used by the Advisor or its agents to promote the Fund and/or to provide information to shareholders of the Designated Series (“Fund Material”), for so long as the Subadvisor is an investment adviser to the Designated Series. The Advisor agrees not to use the name “Invesco” in any Fund Material unless permitted and approved by the Subadvisor; provided, however, that the Advisor may use such name where (i) in the opinion of counsel to the Advisor or the Fund, or as directed by the SEC, such use is necessary to make the disclosures contained in the Fund Material not misleading and (ii) the Advisor provides the Subadvisor with prompt notice of the required disclosure. It is understood that the names “Invesco” or “Van Kampen” and any derivative thereof or logos associated with such names (collectively, the “Invesco Names”), are the valuable property of the Subadvisor and its affiliates and that the Advisor and/or the Fund shall only have the right to use the Invesco Names in Fund Materials subject to the constraints set forth in this paragraph and with the prior approval of the Subadvisor. Upon termination of this Agreement, the Advisor and the Fund shall, as soon as it reasonably possible, cease to use the Invesco Names.

27.	Use of Agents. The Subadvisor may from time to time employ or associate itself with any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the Subadvisor so as to require a new written contract pursuant to the 1940 Act. The Subadvisor will act in good faith and with due diligence in the selection, use and monitoring of such persons, including affiliates, subsidiaries or agents. The Subadvisor shall remain liable for its obligations hereunder and for all actions of any such affiliates, subsidiaries or agents to the same extant as the Subadvisor is liable for its own actions hereunder. The compensation of any such person will be paid by the Subadvisor, and no obligations will be incurred by, or on behalf of, the Advisor or the Trust with respect to them.

28.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

29.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

30.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

(Signatures to follow)

THE PHOENIX EDGE SERIES FUND

By:	/s/ Kathleen A. McGah
Name: Kathleen A. McGah Title: Vice President

PHOENIX VARIABLE ADVISORS, INC.

By:	/s/ John H. Beers
Name: John H. Beers Title: Vice President and Secretary

ACCEPTED: INVESCO ADVISERS, INC.

By:	/s/ Lynn A. Bernard, Jr.
Name: Lynn A. Bernard, Jr. Title: Vice President

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadvisor Functions
	E.	Forms of Sub-Certification

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Bank of New York Mellon (the “Custodian”), the custodian for the Fund, and PNC Global Investment Servicing, (the “Sub-Accounting Agent”).

The Subadvisor must furnish the Custodians and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 7:00 p.m. (Eastern time) each day the Fund is open for business. The necessary information may be sent electronically or via facsimile machine to the Custodians and the Sub-Accounting Agent. Information provided to the Custodians and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;
2.	Security name;
3.	CUSIP number (if applicable);
4.	Number of shares and sales price per share;
5.	Executing broker;
6.	Settlement agent;
7.	Trade date;
8.	Settlement date;
9.	Aggregate commission or if a net trade;
10.	Interest purchased or sold from interest bearing security;
11.	Other fees;
12.	Net proceeds of the transaction;
13.	Exchange where trade was executed;
14.	Currency for foreign trades;
15.	Ticker symbol for domestic trades; and
16.	Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodians. The Custodians and Sub-Accounting Agent will supply the Subadvisor with a cash availability report by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection on a daily basis no later than 10:00 a.m. (Central Time). This will normally be done electronically or via facsimile machine so that the Subadvisor will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1.	(Rule 31a-1(b)(5)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Designated Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Designated Series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Advisor,
(c)	The Subadvisor, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor’s transactions for the Designated Series.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell hold) or any internal reports or subadvisor review. It is acknowledged that dissemination of certain proprietary research or other data may not be permissible.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

Phoenix Comstock Series	0.35%

SCHEDULE D

SUBADVISOR FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadvisor shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b)	Implementation of the investment program for the Designated Series based upon the foregoing criteria;

(c)	Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Designated Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(d)	Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e)	Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f)	Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Form N-CSR Certification for the [Name of Series].

From:	[Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

[Name of Series].

In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the “Reports”) which forms part of the N-CSR for the Series.

Schedule of Investments (the “Reports”)

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor’s internal controls and procedures which could adversely affect the Advisor’s ability to record, process, summarize and report financial data in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadvisor’s management or other employees who have significant role in the Subadvisor’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadvisor’s portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor’s Code of Ethics (the “Code”).

b.	The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

c.	I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor’s compliance officer.

d.	The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor’s records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds’ official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

[Name of Authorized Signature]	Date

EXHIBIT B

SUBADVISORY AGREEMENT

THE PHOENIX EDGE SERIES FUND

PHOENIX EQUITY 500 INDEX SERIES

INVESCO ADVISERS, INC.

11 Greenway Plaza, Suite 2500

Houston, TX 77046

AGREEMENT made as of the 1st day of June, 2010 between Phoenix Variable Advisors, Inc. (the “Advisor”), a corporation organized under the laws the State of Delaware, and Invesco Advisers, Inc. (the “Subadvisor”), a corporation organized under the laws of the State of Delaware.

WHEREAS, The Phoenix Edge Series Fund (the “Fund”) is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the “1940 Act”); and

WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Equity 500 Index Series (previously known as Phoenix-Van Kampen Equity 500 Index Series) (the “Designated Series”); and

WHEREAS, the Advisor has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Designated Series; and

WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the “Trustees”), to retain Subadvisor to furnish portfolio management services for the Designated Series; and

WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

32.	Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as discretionary subadvisor with regard to the assets of the Designated Series (the “Assets”), subject to the terms and conditions set forth in this Agreement.

33.	Acceptance of Employment; Standard of Performance. The Subadvisor accepts its engagement as a discretionary subadvisor of the Designated Series and agrees to use its best professional judgment to make investment decisions and provide related services for the Designated Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor’s performance of its duties and obligations pursuant to this Agreement.

34.	Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the securities and other similar assets of the Designated Series entrusted to it under this Agreement, including the purchase, retention, and disposition of such securities and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

(a)    At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus and statement of additional information, as amended or supplemented from time to time (collectively, the “Prospectus”); (ii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules and regulations thereunder; (iii) all other applicable federal and state laws, as each may be amended from time to time; and (iv) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the “Investment Requirements”).

(b)    The Subadvisor shall furnish a continuous investment program and shall, in its discretion, determine what portfolio investments will be purchased, retained, or sold by the Designated Series in conformity with the Prospectus and other Investment Requirements.

(c)    The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Designated Series in accordance with this Agreement.

(d)    The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund’s behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Designated Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

(e)    The Subadvisor shall not, without the Advisor’s prior written approval, effect any transaction or take any action that would cause the Designated Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Designated Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

(f)    The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

(g)    The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

(h)    The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Designated Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

35.

Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Designated Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the “Custodian Agreement”), of all cash and/or securities and/or other property due to or from the Designated Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as expressly stated herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

36.	Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, and such other records relating to the services the Subadvisor provides under this Agreement as may reasonably be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor’s right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

37.	Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadvisor on behalf of the Designated Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

(a)    The Subadvisor shall at all times seek “best-execution”, as defined in Section 28(e)(1) of the Securities Exchange Act of 1934, as amended, (the “1934 Act”).

(b)    The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Designated Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

(c)    In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadvisor’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide “best-execution” on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the “brokerage and research services,” as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

38.	Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets, except as permitted by applicable Rule 12d3-1 under the 1940 Act. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

39.

Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

(a)    Office facilities, including office space, furniture and equipment utilized by the Subadvisor’s employees in the fulfillment of its duties and obligations under this Agreement; and

(b)    Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

40.	Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

41.	Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund or the Advisor, which includes any error of judgment, or any diminution in value of the investment portfolio of the Designated Series, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Subadvisor’s willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

42.	Indemnification.

(a)    The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who “controls” the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees and costs) suffered by Subadvisor arising from, or connected with, (i) the Advisor’s breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor’s duties and obligations under this Agreement, (iii) the operation of the Designated Series or the Fund, or the distribution of shares of the Designated Series or the Fund, (iv) the performance, non-performance or omission of any third-party service provider to the Designated Series or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund’s registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund’s registration statement. The Advisor acknowledges and agrees that the Subadvisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Designated Series or that the Designated Series will perform comparably with any standard or index, including other clients of the Subadvisor, whether public or private.

In no case shall the Advisor’s indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)    The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who “controls” the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees and costs) suffered by Advisor arising from or connected with (i) the Subadvisor’s breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor’s duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund’s registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund’s registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

In no case shall the Subadvisor’s indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

43.	Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

44.	No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

45.

Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the

Subadvisor in connection with its obligation to provide investment advice and other services to the Designated Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

46.	Assignment. This Agreement shall terminate automatically in the event of its “assignment,” as that term is defined in Section 2(a) (4) of the 1940 Act.

(d)    To the extent consistent with applicable law the Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 202 of the Advisers Act and Section 2(a)(4) of the 1940 Act will occur and to take the steps necessary under applicable law and regulation. The Subadvisor will be liable to the Fund and the Advisor for all direct and indirect costs as defined below resulting from a change of control of the Subadvisor, which causes an assignment, as such terms are defined under the 1940 Act and the Advisers Act. Such costs are agreed to include reimbursement of reasonable costs associated with distributing an information statement to existing shareholders in the Designated Series as required by the terms of the manager-of-managers exemptive relief previously obtained by the Advisor of the Fund or a proxy statement to existing shareholders in the Designated Series. In addition the Subadvisor agrees to reimburse the Fund for costs associated with printing and mailing any prospectus supplements required to be distributed to existing shareholders to the Designated Series by the 1940 Act, or rules or exemptive relief thereunder, as a result of the Subadvisor’s change of control. The Advisor agrees to make such determination of a change of control or assignment in good faith and to make every effort to mitigate costs.

(e)    Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Manager or Subadvisor except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder. The Subadvisor may perform its services through its employees or officers or agents, and the Advisor shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Designated Series shall perform the portfolio management duties described therein until the Subadvisor notifies the Advisor that one or more other employees or officers or agents identified in such notice shall assume such duties as of a specific date.

(f)    The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

47.	Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

(a)    It is registered as an “investment advisor” under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

(b)    It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)    It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)    It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(e)    It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)    It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(g)    It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the “Code of Ethics”). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) or as required by law.

(h)    It will use all necessary efforts to manage the Designated Series so that it will satisfy the diversification and minimum “good income” requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

(i)    It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the “Commission”) on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

(j)    It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor’s duties and obligations under this Agreement.

(k)    It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Designated Series in accordance with the requirements thereunder.

(l)    It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Designated Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor’s or Subadvisor’s performance of its respective obligations hereunder; subject, however, to the Subadvisor’s right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

(m)    It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

(n)    The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule E attached hereto and made a part hereof.

(o)    It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadvisor’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor’s policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund’s compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Designated Series.

48.	Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

(a)    It is registered as an “investment advisor” under the Advisers Act.

(b)    It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)    It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)    It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

(e)    It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)    It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Subadvisor’s duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

(g)    It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

49.	Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

(a)    The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

(b)    The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

(c)    The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund’s legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

50.	Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

(a)    Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor’s code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of Designated Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Designated Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Designated Series investment program, including, without limitation, analyses of Designated Series performance;

(b)    Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the portfolio management of the Designated Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor’s code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

(c)    The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund’s independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

In addition, the Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund’s registration statement.

51.

Proxies. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets of the Designated Series, such costs to be borne by the Subadvisor except as limited in this paragraph below. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the Subadvisor’s proxy voting policy as provided in writing to the Advisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Subadvisor will vote proxies in the best interests of clients consistent with the Subadvisor’s Client Proxy Standard, as defined and disclosed in the proxy voting policy. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with annual proxy voting reports containing a record of votes cast containing all of the voting information required to be filed on Form N-PX pursuant to Rule 30b1-4 under the Act, such proxy voting reports to be provided in the standard format provided by the Subadvisor’s proxy administrator and research provider. In the event the Advisor or Fund desires any customization or alteration of the standard format of proxy voting reports as provided by the Subadvisor’s proxy administrator and research provider, any additional cost incurred as a result of such customization or alteration shall be borne by the Advisor or the Fund.

52.	Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Designated Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor, provided, however, that the parties understand that the Subadvisor is not the Fund’s valuation agent and that any information provided by the Subadvisor pursuant to this paragraph is for informational purposes only.

53.	Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

54.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2011 and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

55.	Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Advisor:	PHOENIX VARIABLE ADVISORS, INC. One American Row Hartford, Connecticut Attn: Doreen A. Bonner Telephone: (860) 403-5456 Facsimile: (860) 403-5262 Email: Doreen.Bonner@phoenixwm.com

If to the Subadvisor:	Invesco Advisers, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046 Attn: General Counsel Telephone: 713 626 1919 Facsimile: 713 993 9185 Email: j.lallande@invesco.com

56.

Termination. This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 14 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days’ written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

57.	Use of Invesco and Other Proprietary Names. The Subadvisor hereby authorizes the Advisor to use the branded name “Invesco” in the Fund’s Prospectus and Statement of Additional Information, as well as in any advertisement or sales literature used by the Advisor or its agents to promote the Fund and/or to provide information to shareholders of the Designated Series (“Fund Material”), for so long as the Subadvisor is an investment adviser to the Designated Series. The Advisor agrees not to use the name “Invesco” in any Fund Material unless permitted and approved by the Subadvisor; provided, however, that the Advisor may use such name where (i) in the opinion of counsel to the Advisor or the Fund, or as directed by the SEC, such use is necessary to make the disclosures contained in the Fund Material not misleading and (ii) the Advisor provides the Subadvisor with prompt notice of the required disclosure. It is understood that the names “Invesco” or “Van Kampen” and any derivative thereof or logos associated with such names (collectively, the “Invesco Names”), are the valuable property of the Subadvisor and its affiliates and that the Advisor and/or the Fund shall only have the right to use the Invesco Names in Fund Materials subject to the constraints set forth in this paragraph and with the prior approval of the Subadvisor. Upon termination of this Agreement, the Advisor and the Fund shall, as soon as it reasonably possible, cease to use the Invesco Names.

58.	Use of Agents. The Subadvisor may from time to time employ or associate itself with any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the Subadvisor so as to require a new written contract pursuant to the 1940 Act. The Subadvisor will act in good faith and with due diligence in the selection, use and monitoring of such persons, including affiliates, subsidiaries or agents. The Subadvisor shall remain liable for its obligations hereunder and for all actions of any such affiliates, subsidiaries or agents to the same extant as the Subadvisor is liable for its own actions hereunder. The compensation of any such person will be paid by the Subadvisor, and no obligations will be incurred by, or on behalf of, the Advisor or the Trust with respect to them.

59.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

60.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

61.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

62.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

(Signatures to follow)

THE PHOENIX EDGE SERIES FUND

By:	/s/ Kathleen A. McGah
Name: Kathleen A. McGah Title: Vice President

PHOENIX VARIABLE ADVISORS, INC.

By:	/s/ John H. Beers
Name: John H. Beers Title: Vice President and Secretary

ACCEPTED: INVESCO ADVISERS, INC.

By:	/s/ Lynn A. Bernard, Jr.
Name: Lynn A. Bernard, Jr. Title: Vice President

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadvisor Functions
	E.	Forms of Sub-Certification

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Bank of New York Mellon (the “Custodian”), the custodian for the Fund, and PNC Global Investment Servicing, (the “Sub-Accounting Agent”).

The Subadvisor must furnish the Custodians and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 7:00 p.m. (Eastern time) each day the Fund is open for business. The necessary information may be sent electronically or via facsimile machine to the Custodians and the Sub-Accounting Agent. Information provided to the Custodians and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;
2.	Security name;
3.	CUSIP number (if applicable);
4.	Number of shares and sales price per share;
5.	Executing broker;
6.	Settlement agent;
7.	Trade date;
8.	Settlement date;
9.	Aggregate commission or if a net trade;
10.	Interest purchased or sold from interest bearing security;
11.	Other fees;
12.	Net proceeds of the transaction;
13.	Exchange where trade was executed;
14.	Currency for foreign trades;
15.	Ticker symbol for domestic trades; and
16.	Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodians. The Custodians and Sub-Accounting Agent will supply the Subadvisor with a cash availability report by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection on a daily basis no later than 10:00 a.m. (Central Time). This will normally be done electronically or via facsimile machine so that the Subadvisor will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1.	(Rule 31a-1(b)(5)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Designated Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Designated Series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Advisor,
(c)	The Subadvisor, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor’s transactions for the Designated Series.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell hold) or any internal reports or subadvisor review. It is acknowledged that dissemination of certain proprietary research or other data may not be permissible.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

Phoenix Equity 500 Index Series	0.10% on the first $100 million of average net assets 0.085% on average net assets in excess of $100 million

SCHEDULE D

SUBADVISOR FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadvisor shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b)	Implementation of the investment program for the Designated Series based upon the foregoing criteria;

(c)	Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Designated Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(d)	Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e)	Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f)	Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Form N-CSR Certification for the [Name of Series].

From:	[Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

[Name of Series].

In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the “Reports”) which forms part of the N-CSR for the Series.

Schedule of Investments (the “Reports”)

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

d.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

e.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

f.	In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series’ Chief Accounting Officer:

c.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor’s internal controls and procedures which could adversely affect the Advisor’s ability to record, process, summarize and report financial data in a timely fashion;

d.	Any fraud, whether or not material, that involves the Subadvisor’s management or other employees who have significant role in the Subadvisor’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

e.	The Subadvisor’s portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor’s Code of Ethics (the “Code”).

f.	The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

g.	I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor’s compliance officer.

h.	The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor’s records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds’ official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

[Name of Authorized Signature]	Date